                                                                      EXHIBIT 99

                                                     MERRILL LYNCH & CO., INC.
                                                 --------------------------------
                                              PRELIMINARY UNAUDITED EARNINGS SUMMARY
                                              --------------------------------------


                                                           FOR THE THREE MONTHS ENDED
                                              -------------------------------------------------------------           PERCENT OF
                                                                                                                        DOLLAR
    (IN THOUSANDS,                                             PERCENT                            PERCENT               CHANGE
     EXCEPT PER SHARE AMOUNTS)                  DEC. 31,         OF             DEC. 25,            OF                 INCREASE
                                                  1993        REVENUES(A)         1992            REVENUES(A)         (DECREASE)
                                               ----------     -----------      ----------        ------------         ----------
                                               (14 WEEKS)                      (13 WEEKS)
    REVENUES:
      COMMISSIONS                           $    805,675           18%      $    587,977               18%                 37%
      INTEREST AND DIVIDENDS                   2,042,969           45          1,473,573               45                  39
      PRINCIPAL TRANSACTIONS                     675,047           15            418,307               13                  61
      INVESTMENT BANKING                         519,886           12            358,976               11                  45
      ASSET MANAGEMENT AND PORTFOLIO
        SERVICE FEES                             418,771            9            322,615               10                  30
      OTHER                                       63,788            1            102,270                3                 (38)
                                               ---------      ----------       ---------        ------------         ----------
      TOTAL REVENUES                           4,526,136          100          3,263,718              100                  39

      INTEREST EXPENSE                         1,768,139           39          1,186,796               36                  49
                                               ---------      ----------      ----------        ------------         ----------
      NET REVENUES                             2,757,997           61          2,076,922               64                  33
                                               ---------      ----------      ----------        ------------         ----------
    NON-INTEREST EXPENSES:
      COMPENSATION AND BENEFITS                1,414,835           51          1,067,587               51                  33
      OCCUPANCY                                  116,302            4            118,375                6                  (2)
      COMMUNICATIONS AND EQUIPMENT RENTAL         99,757            4             97,231                5                   3
      DEPRECIATION AND AMORTIZATION               91,680            3             73,252                4                  25
      BROKERAGE, CLEARING AND EXCHANGE FEES       71,044            3             75,378                4                  (6)
      ADVERTISING AND MARKET DEVELOPMENT         105,678            4             70,703                3                  49
      PROFESSIONAL FEES                           92,493            3             65,521                3                  41
      OTHER                                      168,928            6            147,770                7                  14
                                               ---------      ----------      ----------        -----------         ----------
      TOTAL NON-INTEREST EXPENSES              2,160,717           78          1,715,817               83                  26
                                               ---------      ----------      ----------        -----------         ----------

    EARNINGS BEFORE INCOME TAXES                 597,280           22            361,105               17                  65

    INCOME TAX EXPENSE                           250,041            9            139,664                6                  79
                                               ---------      ----------      ----------        -----------         ----------

    NET EARNINGS                              $  347,239           13%      $    221,441               11%                 57%
                                               ---------      ----------      ----------        -----------         ----------

    PREFERRED STOCK DIVIDENDS                 $    1,436                    $      1,365
                                               ---------                       ---------
    NET EARNINGS APPLICABLE TO COMMON
     STOCKHOLDERS                             $  345,803                    $    220,076
                                               ---------                       ---------

    EARNINGS PER COMMON SHARE(B):
      PRIMARY                                 $     1.53                    $       0.99
                                               ---------                      ----------
      FULLY DILUTED                           $     1.53                    $       0.98
                                               ---------                      ----------
    AVERAGE SHARES(B):
      PRIMARY                                    225,567                         223,384
                                               ---------                      ----------
      FULLY DILUTED                              225,567                         225,058
                                               ---------                      ----------

 (A) - REVENUES AND INTEREST EXPENSE ARE PRESENTED AS A PERCENTAGE OF TOTAL REVENUES. NON-INTEREST EXPENSES AND EARNINGS ARE PRESENTED AS A PERCENTAGE OF NET REVENUES.

 (B) - ALL SHARE AND PER SHARE AMOUNTS HAVE BEEN RESTATED FOR THE TWO-FOR-ONE COMMON STOCK SPLIT, EFFECTED IN THE FORM OF A 100% STOCK DIVIDEND, PAID ON NOVEMBER 24, 1993.

                                                                      EXHIBIT 99

                                                     MERRILL LYNCH & CO., INC.
                                                    --------------------------
                                              PRELIMINARY UNAUDITED EARNINGS SUMMARY
                                              --------------------------------------


                                                                  FOR THE YEAR ENDED
                                               ------------------------------------------------------     PERCENT OF
                                                                                                            DOLLAR
    (IN THOUSANDS,                                         PERCENT                      PERCENT             CHANGE
     EXCEPT PER SHARE AMOUNTS)                DEC. 31,       OF           DEC. 25,        OF               INCREASE
                                                1993      REVENUES(A)       1992       REVENUES(A)        (DECREASE)
                                            -----------   ---------       ---------     ---------         ----------
                                             (53 WEEKS)                   (52 WEEKS)
    REVENUES:
      COMMISSIONS                           $  2,894,228        17%     $  2,422,084          18%                19%
      INTEREST AND DIVIDENDS                   7,099,155        43         5,806,710          43                 22
      PRINCIPAL TRANSACTIONS                   2,920,439        18         2,165,725          16                 35
      INVESTMENT BANKING                       1,831,253        11         1,484,067          11                 23
      ASSET MANAGEMENT AND PORTFOLIO
        SERVICE FEES                           1,557,778         9         1,252,829          10                 24
      OTHER                                      285,324         2           281,253           2                  1
                                             -----------  ---------       ----------    ---------         ----------
      TOTAL REVENUES                          16,588,177       100        13,412,668         100                 24

      INTEREST EXPENSE                         6,029,947        36         4,835,267          36                 25
                                             -----------  ---------       ----------    ---------         ----------
      NET REVENUES                            10,558,230        64         8,577,401          64                 23
                                             -----------  ---------       ----------    ---------         ----------
    NON-INTEREST EXPENSES:
      COMPENSATION AND BENEFITS                5,255,258        50         4,364,454          51                 20
      OCCUPANCY                                  572,936         5           477,754           6                 20
      COMMUNICATIONS AND EQUIPMENT RENTAL        385,809         4           366,161           4                  5
      DEPRECIATION AND AMORTIZATION              308,499         3           281,228           3                 10
      BROKERAGE, CLEARING AND EXCHANGE FEES      280,712         2           277,166           3                  1
      ADVERTISING AND MARKET DEVELOPMENT         376,881         4           301,146           4                 25
      PROFESSIONAL FEES                          290,324         3           256,887           3                 13
      OTHER                                      663,003         6           631,216           7                  5
                                             -----------  ---------       ----------    ---------         ----------

      TOTAL NON-INTEREST EXPENSES              8,133,422        77         6,956,012          81                 17
                                             -----------  ---------        ---------    ---------         ----------
    EARNINGS BEFORE INCOME TAXES AND
     CUMULATIVE EFFECT OF CHANGES IN
      ACCOUNTING PRINCIPLES                    2,424,808        23         1,621,389          19                 50

    INCOME TAX EXPENSE                         1,030,449        10           668,984           8                 54
                                              ----------   ---------       ---------     ---------        ----------
    EARNINGS BEFORE CUMULATIVE EFFECT
     OF CHANGES IN ACCOUNTING PRINCIPLES       1,394,359        13           952,405          11                 46

    CUMULATIVE EFFECT OF CHANGES IN
     ACCOUNTING PRINCIPLES, (NET OF
      APPLICABLE INCOME TAXES) (B)               (35,420)       --           (58,580)         (1)              N/M
                                              ----------   ---------       ---------     ---------        ----------

    NET EARNINGS                              $1,358,939        13%      $   893,825          10%               52%
                                              ----------   ---------       ---------     ---------        ----------


    PREFERRED STOCK DIVIDENDS                 $    5,381                 $     6,339
                                              ----------                   ---------
    NET EARNINGS APPLICABLE TO COMMON
     STOCKHOLDERS                             $1,353,558                 $   887,486
                                              ----------                   ---------

    EARNINGS PER COMMON SHARE(C):
      PRIMARY:
        EARNINGS BEFORE CUMULATIVE EFFECT
         OF CHANGES IN ACCOUNTING PRINCIPLES $      6.14                 $      4.18
        CUMULATIVE EFFECT OF CHANGES IN
         ACCOUNTING PRINCIPLES (B)                 (0.16)                      (0.26)
                                             -----------                 -----------
       NET EARNINGS                          $      5.98                 $      3.92
                                             -----------                 -----------
      FULLY DILUTED:
        EARNINGS BEFORE CUMULATIVE EFFECT
        OF CHANGES IN ACCOUNTING PRINCIPLES  $      6.11                 $      4.17
        CUMULATIVE EFFECT OF CHANGES IN
         ACCOUNTING PRINCIPLES(B)                  (0.16)                      (0.26)
                                             -----------                 -----------
        NET EARNINGS                         $      5.95                 $      3.91
                                             -----------                 -----------
    AVERAGE SHARES(C):
      PRIMARY                                    226,331                     226,402
                                             -----------                 -----------
      FULLY DILUTED                              227,480                     226,854
                                             -----------                 -----------

     (A) - REVENUES AND INTEREST EXPENSE ARE PRESENTED AS A PERCENTAGE OF TOTAL REVENUES. NON-INTEREST EXPENSES, CUMULATIVE EFFECT OF CHANGES IN ACCOUNTING PRINCIPLES AND EARNINGS ARE PRESENTED AS A PERCENTAGE OF NET REVENUES.
     (B) - 1993 RESULTS REFLECT THE ADOPTION OF STATEMENT OF FINANCIAL ACCOUNTING STANDARDS NO. 112. 1992 RESULTS REFLECT THE ADOPTION OF STATEMENT OF FINANCIAL ACCOUNTING STANDARDS NOS. 106 AND 109.
     (C) - ALL SHARE AND PER SHARE AMOUNTS HAVE BEEN RESTATED FOR THE TWO-FOR-ONE COMMON STOCK SPLIT, EFFECTED IN THE FORM OF A 100% STOCK DIVIDEND, PAID ON NOVEMBER 24, 1993.

                                      -7-